SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant   [x]
Filed by a party other than the registrant   [  ]

Check the appropriate box:
         [ ]     Preliminary proxy statement
         [ ]     Confidential,  for use of the commission  only (as permitted by Rule 14a-6(e)(2))


         [ ]     Definitive proxy statement
         [ ]     Definitive additional materials
         [X]     Soliciting  material  pursuant to Section  240.14a-11(c)  or
                 Section 240.14a-12


                           DRAGON PHARMACEUTICAL, INC.
                (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]     No fee required

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(I) and 0-11.


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               3)   Per  unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how
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               4)   Proposed    maximum    aggregate   value   of   transaction:

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               5)   Total fee paid:
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


                Dragon Commences Shipment of Erythropoietin (EPO)
                      to Three New International Markets :
                 Dominican Republic, Trinidad-Tobago and Kosovo


Vancouver,  BC- November 15, 2004. - Dragon  Pharmaceutical  Inc. (OTC BB: DRUG;
TSX: DDD; BBSE:DRP) is pleased to announce that Dragon's recombinant Erythropoietin (EPO) products have been granted market approvals in the Dominican Republic and Trinidad-Tobago as advised by Dragon's licensees. In addition, the health authority of Kosovo has accepted our licensee's application for the market approval and under such a circumstance, Dragon's licensee is allowed to bid for government tender and has since won such a tender. Initial shipment of our EPO products to all three new international markets has started during the fourth quarter of 2004. Together with the already approved markets in China, Brazil, India, Egypt, Peru and Ecuador, Dragon's EPO products are being marketed in a total of 9 countries across Asia, Central and South America, the Middle East and Eastern Europe.

"Even though these three new markets do not represent a large market size, it is important and encouraging to Dragon that our EPO is being approved and becomes available in ever more countries around the globe. This represents a most valuable confirmation of the quality and the acceptability of our EPO. It further validates our international strategy and rewards the efforts made by Dragon and our licensees. We consider this especially important since we plan to leverage our combined international regulatory and marketing expertise to commercialize other pharmaceutical products coming from the proposed and actively pursued acquisition of Oriental Wave", said Dr. Alexander Wick, President and CEO of Dragon.

About Dragon Pharmaceutical Inc.
-------------------------------
Dragon Pharmaceutical Inc. is an international bio-pharmaceutical company headquartered in Vancouver, Canada, with a GMP production facility in Nanjing, China. Dragon's EPO products are being marketed in 9 countries: China, India, Egypt, Brazil, Peru, Ecuador, Trinidad-Tobago, Dominican Republic and Kosovo. Additional regulatory submissions are in progress throughout Central and Eastern Europe, Asia, Latin America, the Middle East and Africa, and the Company is preparing to enter the European Union market.

Dragon Pharmaceutical Inc. announced entering into a definitive agreement to acquire Oriental Wave Holdings Ltd. The proposed acquisition is subject to a number of conditions including regulatory and shareholders' approval. If the proposed acquisition is consummated, the combined company will have diverse and proven product lines under 3 divisions: a Pharma division for prescription and over-the-counter generic drugs, a Chemical division for bulk pharmaceutical chemicals such as Clavulanic Acid, 7-ACA and sterilized bulk drug production, and a Biotech division for EPO and in-licensed G-CSF. For details, please refer to the press release on June 14, 2004 - "Dragon and Oriental Wave Announce the Signing of Definitive Agreement to Create a Competitive and Growth Oriented Pharmaceutical Company"

For further information, please contact Garry Wong (email: ir@dragonbiotech.com) at (604) 669-8817 or North America toll free at 1-877-388-3784 or visit our web site at www.dragonpharma.com or www.dragonbiotech.com.

Forward Looking Statement:
Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in this press release are forward-looking statements. Forward-looking statements are not guarantees of future performance. They involve risk, uncertainties and assumptions including risks discussed under "Risks Associated With Dragon Pharmaceutical" in the Company's annual report on Form 10-KSB, SEC File No.: 0- 27937 and other documents filed with the SEC. The Company does not undertake the obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

The foregoing may be deemed to be soliciting materials of Dragon in connection with its definitive agreement to acquire Oriental Wave announced on June 14, 2004. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission ("SEC") and Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Dragon shareholders and other investors are urged to read the definitive proxy statement that Dragon will file with the SEC and send to shareholders in connection with the proposed business acquisition because it will contain important information about Dragon, Oriental Wave and related matters. Dragon and its directors and executive officers may be deemed to be participants in Dragon's solicitation of proxies from Dragon shareholders in connection with the proposed acquisition. Information regarding the participants and their security holdings can be found in Dragon's most recent Form 10-KSB filed with the SEC, which is available from the SEC and Dragon as described below, and the definitive proxy statement when it is filed with the SEC. The definitive proxy statement will be available for free, both on the SEC web site (http://www.sec.gov) and from Dragon as follows:

Garry Wong
Dragon Pharmaceutical, Inc
1900 - 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9
Telephone: (604) 669-8817 or North America Toll Free: 1-877-388-3784

In addition to the preliminary proxy statement, Dragon files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Dragon at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Dragon filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC's web site at http://www.sec.gov.